UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

REGENEREX PHARMA, INC

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53230	98-0479983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5348 Vegas Drive #177 Las Vegas, NV	89108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 761-7479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of Independent Registered Public Accounting Firm

On August 31, 2026, dbbmckennon (“dbbmckennon”), which had been serving as the independent registered public accounting firm of Regenerex Pharma, Inc. (the “Company”), notified the Company that, effective August 31, 2026, it had made the internal decision to cease providing services to the Company as its independent registered public accounting firm.

dbbmckennon had served as the Company's independent registered public accounting firm since 2017.

The Company's Board of Directors has acknowledged and accepted dbbmckennon's decision to cease providing services.

The reports of dbbmckennon on the Company's financial statements for the fiscal years ended December 31, 2025 and March 31, 2025, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope except as follows.   The reports included an explanatory paragraph related to substantial doubt about the Company’s ability to continue as a going concern. In addition, the report  for the transition period from April 1, 2025 to December 31, 2025 contained an explanatory paragraph noting a revision made to the financial statements to disclose certain related party transactions.

During the Company's two most recent fiscal years ended December 31, 2025 and March 31, 2025, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with dbbmckennon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of dbbmckennon, would have caused dbbmckennon to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements.

During the Company's two most recent fiscal years ended December 31, 2025 and March 31, 2025, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto,

 The Company is currently in the process of engaging a successor independent registered public accounting firm. The Company intends to complete the engagement process as promptly as practicable and will cooperate with both dbbmckennon and the successor independent registered public accounting firm to facilitate an orderly transition.

Pursuant to item 304(a)(3) of Regulation S-K prior to this filing the Company provided dbbmckennon with a copy of its disclosures contained in this current report on Form 8-K and requested that dbbmckennon furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. The Company intends to file such letter as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is continuing its efforts to complete its outstanding periodic reports and bring its filings current. The Company intends to work closely with its successor independent registered public accounting firm to complete the Company's outstanding financial reporting obligations.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
16.1	Letter from dbbmckennon regarding change in certifying accountant
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Contact: Regenerex Pharma, Inc.

Company Ph: 877-761-RGPX (7479)

Investor Relations Ph: (305) 927-5191

Email: investors@regenerexpharmainc.com

regenerexpharma.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGENEREX PHARMA, INC.

	By:	/s/ Greg Pilant
Date: Sept 4, 2026	Name:	Greg Pilant
	Title:	Chief Executive Officer